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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 21, 2004
                Date of Report (Date of earliest event reported)

                               TRIMAS CORPORATION

             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-100351              38-2687639
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                          39400 Woodward Ave., Ste. 130
                           Bloomfield Hills, MI 48304
                    (Address of principal executive offices)

                                 (248) 631-5450

                    (Registrant's telephone number, including
                                   area code)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 21, 2004, TriMas Company LLC (the "Borrower"), a wholly owned subsidiary of the registrant, amended its Credit Agreement dated as of
June 6, 2002, among the Borrower, the registrant, the subsidiary term borrowers and the foreign subsidiary borrowers party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, as administrative agent and collateral agent, CSFB Cayman Islands Branch, as syndication agent, and Comerica Bank,
National City Bank, and Wachovia Bank, National Association, each as documentation agent. The amended terms improved the Borrower's ability to meet its financial covenants under the Credit Agreement by (i) including in the definition of "Consolidated EBITDA" any nonrecurring expenses or similar costs incurred during the fourth fiscal quarter of 2004 or fiscal year 2005 relating to the completion of cost savings initiatives, including restructuring and severance expenses related thereto, not to exceed in the aggregate $5,000,000 and (ii) modifying the financial covenant ratios required to be maintained.

The description set forth above is qualified by Amendment No. 3 to the Credit
Agreement filed herewith as exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.      Description
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         99.1             Amendment No. 3 dated as of December 21, 2004 to the
                          Credit Agreement dated as of June 6, 2002, among
                          TriMas Corporation, TriMas Company LLC, the Subsidiary
                          Term Borrowers and the Foreign Subsidiary Borrowers
                          party thereto, the lenders from time to time party
                          thereto, JPMorgan Chase Bank, as administrative agent
                          and collateral agent, CSFB Cayman Islands Branch, as
                          syndication agent, and Comerica Bank, National City
                          Bank, and Wachovia Bank, National Association, each as
                          documentation agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 27, 2004

                                           TRIMAS CORPORATION

                                           By:  /s/ Benson K. Woo
                                               --------------------------------
                                               Name:  Benson K. Woo
                                               Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 99.1      3rd Amendment to Credit Agreement

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